UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 5, 2003

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of November 1, 2003, providing for the issuance of Mortgage Pass-Through Certificates, Series 2003-3)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-90230	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400 Houston, Texas (Address of Principal Executive Offices)	77042 (Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

This SEC Form 8-K/A is being filed to submit a corrected version of the document attached as Exhibit 4.1.  An incorrect version of that document was attached to the original SEC Form 8-K that was filed on December 5, 2003.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of November 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer,  The Murrayhill Company, as credit risk manager and Wells Fargo Bank Minnesota, National Association, as trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By:    /s/ Stuart D. Marvin

Name: Stuart D. Marvin
Title:   Executive Vice President

Dated:  December 5, 2003

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of November 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank Minnesota, National Association, as trustee.